                                                                  EXHIBIT 10.1.1


                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement") is made
                                                             ---------
as of this __ day of October, 1999, by and among Z-Tel Technologies, Inc., a Delaware corporation (the "Company"), D. Gregory Smith, James A. Kitchen,
                           -------
Charles W. McDonough, and J. Bryan Bunting (each a "Management Stockholder" and
                                                    ----------------------
together, the "Management Stockholders"), BA Capital Company, L.P., a Texas
               -----------------------
limited partnership (formerly known as NationsBanc Capital Corporation, a Texas corporation ("BACC")), Sewanee Partners II, L.P., a Tennessee limited
              ----
partnership ("SW II"), and Gramercy Z-Tel LLC, a Delaware limited liability
              -----
company ("Gramercy," and together with BACC and SW II, collectively, the
          --------
"Investors" and each individually, an "Investor") and the other stockholders
----------                             --------
listed on the signature pages hereto (each Stockholder that is not a Management Stockholder or an Investor, collectively, the "Other Stockholders" and
                                               ------------------
collectively with the Management Stockholders and the Investors, the "Stockholders" and each individually, a "Stockholder").
-------------                            -----------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, each of the Stockholders now or may hereafter own equity securities of the Company (including, without limitation, shares of the Company's common stock, $0.01 par value per share (the "Common Stock")), any
                                                        ------------
class or series of preferred stock (including, without limitation, shares of the Company's Series A Preferred Stock, $0.01 par value per share (the "Series A
                                                                    --------
Preferred"), Series B Preferred Stock, $0.01 par value per share (the "Series B
---------                                                              --------
Preferred"), and Series C Preferred Stock, $0.01 par value per share (the
---------
"Series C Preferred" and, together with Series A Preferred and the Series B
-------------------
Preferred, the "Preferred Stock")), options, warrants, instruments convertible
                ---------------
or exchangeable into such securities or rights to acquire such securities (collectively, the "Securities");
                    ----------

     WHEREAS, Gramercy and the Company are parties to that certain Amended and Restated Stock Purchase Agreement, dated as of September 30, 1999 (the "Series C
                                                                        --------
Purchase Agreement");
------------------

     WHEREAS, the obligations of Gramercy under the Series C Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by BACC, SW II, the Management Stockholders, the Other Stockholders and the Company;

     WHEREAS, BACC, SW II, the Management Stockholders, certain of the Other Stockholders and the Company are parties to a Stockholders' Agreement, dated as of November 4, 1998 (the "Prior Stockholders' Agreement"); and
                          -----------------------------

     WHEREAS, in order to induce Gramercy to invest funds in the Company pursuant to the Series C Purchase Agreement, the parties to the Prior Stockholders' Agreement hereby amend and restate the Prior Stockholders' Agreement on the terms herein provided.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

     1.   Definitions.
          -----------

          (a) All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Amended and Restated Certificate of Designations of the Company filed with the Secretary of State of Delaware on October __, 1999 (the "Certificate").
                       -----------

          (b) An "Affiliate" shall mean, with respect to any corporation,
                  ---------
limited liability company, partnership, limited partnership, joint venture, joint stock company, firm, company, syndicate, trust, estate, association, governmental authority, business, organization or any other incorporated or unincorporated entity (each a "Person"), any other Person that, directly or
                               ------
indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person.

          (c) "Control" (including the terms "controlling", "controlled by" and
               -------                        -----------    -------------
"under common control with") means the possession, direct or indirect, of the
 -------------------------
power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise; provided, however, that none of the Investors will be deemed to "control" the Company.

          (d) A "Co-Sale Pro Rata Share" shall mean the ratio that (i) the sum
                 ----------------------
of the number of shares of Common Stock then held by the Eligible Seller (as defined herein) and the number of shares of Common Stock issuable upon exercise of any options, warrants or convertible securities (including, without limitation, the Preferred Stock) then held by such Eligible Seller bears to (ii) the sum of the total number of shares of Common Stock then held by all Eligible Sellers and the number of shares of Common Stock issuable upon exercise of any options, warrants or convertible securities (including, without limitation, the Preferred Stock) held by all Eligible Sellers plus the number of shares of Common Stock then held by the Stockholder proposing to sell his or its shares of Common Stock.

          (e) "Independent Third Party" shall mean any person who, immediately
               -----------------------
prior to the contemplated transaction, is not an Affiliate of a Stockholder.

          (f) The "Majority Investors" shall mean both (i) the holders of a
                   ------------------
majority of the outstanding shares of the Series A Preferred for so long as such holders and their respective Affiliates own at least fifty percent (50%) of the Securities (counted on an as-converted basis) owned by them on the date hereof and (ii) the holders of a majority of the outstanding shares of the Series C Preferred for so long as such holders and their respective Affiliates own at least fifty percent (50%) of the Securities (counted on an as-converted basis) owned by them on the date hereof.

          (g) "New Securities" shall mean (i) any shares of capital stock of the
               --------------
Company, including Common Stock, Preferred Stock and any other series or class of common stock, preferred stock or other capital stock, whether now authorized or not, (ii) rights, options or warrants to purchase said shares of capital stock, and (iii) securities of any type whatsoever that are, or may become, convertible into, exchangeable, or exercisable for said shares of capital stock; provided, however, that for purposes hereunder, "New Securities" shall not
--------  -------                                --------------
include (i) the

Common Stock, Preferred Stock and other securities of the Company issued prior to the date hereof and set forth in Schedule 2.5 of the Series C Purchase Agreement, (ii) the Securities of the Company issued pursuant to the Series C Purchase Agreement, (iii) the Securities of the Company issued upon conversion of the Preferred Stock (the "Preferred Conversion Shares"), (iv) the Series A
                             ---------------------------
Payments-in-Kind, (v) the Series B Payments-in-Kind, (vi) the Series C Payments-in-Kind, (vii) any Common Stock offered to the public generally pursuant to a registration statement under the Securities Act in connection with a Qualified Public Offering, (viii) securities granted, issued or sold in connection with the Option Pool ("Option Securities"), (ix) securities issued upon exercise of
                  -----------------
the securities in existence on the date hereof and set forth in Schedule 2.5 of the Series C Purchase Agreement, including without limitation, the Option Securities, and (x) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

          (h) A "Permitted Transferee" shall mean (i) in the case of a
                 --------------------
Stockholder that is a natural person, such Stockholder's spouse, siblings, heirs (whether by will or operation of law) and descendants (whether natural or adopted), any trust for the benefit of such person or persons or any of the foregoing or any charitable organization and (ii) in the case of any Stockholder that is not a natural person, any Affiliate of such Stockholder, provided in each case that such person has entered into an Assumption Agreement in the form attached hereto as Exhibit A, whereby such person has agreed to be bound by the
                   ---------
terms of this Agreement and to be treated as an "Other Stockholder" for purposes of this Agreement or, if such person is an Affiliate of an Investor, an "Investor" for purposes of this Agreement or, if such person is the spouse, sibling, heir, descendent or trust for the benefit of any of the foregoing of a Management Stockholder, as a "Management Stockholder" for purposes of this Agreement.

          (i) "Pro Rata Share" shall mean the ratio that (i) the sum of the
               --------------
total number of shares of Common Stock which are then held by a Stockholder and those which the Stockholder has the right to obtain pursuant to exercise or conversion of any option, warrant, right or convertible security (including, without limitation, the Preferred Stock) bears to (ii) the sum of the total number of shares of Common Stock then outstanding and which are issuable pursuant to exercise or conversion of any then outstanding options, warrants, rights or convertible securities (including, without limitation, the Preferred Stock).

          (j) "Put Securities" shall mean the Series A Preferred, Series B
               --------------
Preferred, Series C Preferred, the Preferred Conversion Shares, Series A Payments-in-Kind, Series B Payments-in-Kind or Series C Payments-in-Kind held by an Investor or holder of shares of Series B Preferred exercising the Put on a Put Date.

          (k) A "Remaining Pro Rata Share" shall mean the ratio that (a) the sum
                 ------------------------
of the number of shares of Common Stock then held by the Eligible Offeree (as defined herein) and the number of shares of Common Stock issuable upon exercise of any options, warrants or convertible securities (including, without limitation, the Preferred Stock) then held by such Eligible Offeree bears to (b) the sum of the total number of shares of Common Stock then held by all Eligible Offerees and the number of shares of Common Stock issuable upon exercise of any options, warrants or convertible securities (including, without limitation, the Preferred Stock) then held by all Eligible Offerees.

          (l) "Requisite Holders" shall mean Persons holding in the aggregate
               -----------------
shares of the capital stock of the Company representing at least forty percent (40%) of the votes eligible to be cast in an election for the directors of the Company, which group must include (i) BACC for so long as BACC and its Affiliates collectively own at least fifty percent (50%) of the Securities (counted on an as-converted basis) owned by them on the date hereof and (ii) Gramercy for so long as Gramercy and its Affiliates collectively own at least fifty percent (50%) of the Securities (counted on an as-converted basis) owned by them on the date hereof.

          (m) A "Sale of the Company" shall mean the sale of the Company to an
                 -------------------
Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or Transfer of the Company's capital stock or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          (n) "Series A Purchase Agreement" shall mean the Stock Purchase
               ---------------------------
Agreement, dated November 4, 1998, by and among the Company, BACC and SW II.

          (o) "Transfer" (including al correlative meanings) shall mean any
               --------
transfer of Securities, whether by sale, assignment, pledge, encumbrance, gift, bequest, appointment or otherwise.

     2.   Right of First Refusal.
          ----------------------

          (a) In the event that (i) a Management Stockholder or (ii) any Other Stockholder that, together with such Other Stockholders' Affiliates, collectively own in the aggregate more than one percent (1%) of the fully diluted Common Stock of the Company, proposes to Transfer any of his or its Securities (other than in a Qualified Public Offering (subject to the Stockholders' piggyback registration rights set forth in Exhibit B) or as
                                                         ---------
permitted pursuant to Section 8 hereof), such Stockholder shall give the Board of Directors of the Company written notice of the price, terms and conditions of the proposed transfer. Subject to any required approval of the holders of the Series A Preferred and the Series C Preferred pursuant to the Certificate, the Company shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to all of such Securities, for the price and upon the terms and conditions specified in the notice, by delivering written notice to such Stockholder stating therein the quantity of Securities to be purchased up to all of such Securities.

          (b) In the event that the Company does not receive the requisite approval from the holders of Series A Preferred and Series C Preferred or the Company determines that it shall not purchase all of the Securities that such Stockholder proposes to Transfer within the thirty (30) day period specified in
Section 2(a) hereof, such Stockholder shall then give the Investors (collectively, the "Eligible Offerees") written notice of the price, terms and
                    -----------------
conditions of the proposed Transfer (which shall be the same price, terms and conditions specified in the notice to the Company pursuant to Section 2(a) above). Each Eligible Offeree shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to its Remaining Pro Rata

Share of such Securities, for the price and upon the terms and conditions specified in the notice, by giving written notice to the Transferring Stockholder stating therein the quantity of securities to be purchased up to such person's Remaining Pro Rata Share. If any Eligible Offeree fails to agree to purchase its full Remaining Pro Rata Share within such thirty (30) day period, the Stockholder Transferring such Securities will give the Eligible Offerees who did so agree (the "Electing Offerees") notice of the number of
                                -----------------
Securities which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two (2) days. The Electing Offerees shall have fifteen (15) days from the date of such second notice (which 15-day period shall be measured from the date of the telephonic notice, if so made, provided that written confirmation is supplied in accordance with the previous sentence) to purchase their Remaining Pro Rata Share (or such greater amount as such Electing Offerees agree upon) of all or any part of the Securities not purchased by such other Eligible Offerees. For purposes of the second election under this Section 2(b), shares held by Eligible Offerees other than Electing Offerees shall be excluded from clause (b) for the definition of a "Remaining Pro Rata Share."

          (c) Notwithstanding anything to the contrary in this Section 2, the Company, the Eligible Offerees and the Electing Offerees may not in the aggregate purchase less than all of the Securities proposed to be Transferred pursuant to the notice to the Company pursuant to Section 2(a) above.

          (d) Subject to the provisions of Section 3, in the event the Company, the Eligible Offerees and the Electing Offerees fail to agree to purchase all of the Securities proposed to be Transferred within the specified thirty (30) day period in the case of the Company, plus the then specified thirty (30) day period in the case of the Eligible Offerees, plus the then specified fifteen
(15) day period in the case of the Electing Offerees, respectively, such Stockholder shall have ninety (90) days thereafter to Transfer the Securities proposed to be Transferred at the cash price and upon the terms and conditions no more favorable to the purchasers of such securities than specified in the notice to the Company pursuant to Section 2(a) above. In the event such Stockholder has not Transferred the Securities within such ninety (90) day period, such Stockholder shall not thereafter Transfer any of his or its Securities without first offering such Securities in the manner provided in this
Section 2.

          (e) For the avoidance of doubt, Transfers by any of the Investors shall not be subject to this Section 2.

     3.   Tag Along; Drag Along Provisions.
          --------------------------------

          (a) Notwithstanding the foregoing Section 2(d), no Management Stockholder may Transfer any of his Securities (other than in a Qualified Public Offering (subject to the Stockholders' piggyback registration rights set forth in Exhibit B) or as permitted pursuant to Section 8 hereof) pursuant to Section
   ---------
2(d) until the remaining Stockholders (the "Eligible Sellers") shall have been
                                            ----------------
given the opportunity, exercisable within thirty (30) days from the date of notice to the Eligible Sellers by such Management Stockholder, to Transfer to the proposed transferee or transferees, upon the same terms and conditions offered to the Transferring Management Stockholder, its Co-Sale Pro Rata Share of the Securities proposed to be Transferred. If an Eligible Seller fails to notify the Transferring Management Stockholder within thirty (30) days after the notice given pursuant hereto, it shall be deemed to have waived its right under this Section 3. Any Transfer made pursuant to this
Section 3 shall be consummated within one hundred and twenty (120) days of the date of the notice given pursuant to Section 2(a) above and shall be conditioned upon the agreement of the proposed transferee or transferees that such proposed transferee or transferees will purchase each Eligible Sellers' Co-Sale Pro Rata Share of the Securities proposed to be Transferred.

          (b) If the Requisite Holders approve a Sale of the Company (an "Approved Sale"), each Stockholder shall vote for, consent to and raise no
--------------
objections against such Approved Sale.  If the Approved Sale is structured as a
(i) merger or consolidation, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Stockholder shall agree to sell all of his Securities and rights to acquire shares of Common Stock on the same terms and conditions applicable to the Requisite Holders. Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Approved Sale and the distribution of the aggregate consideration from such Approved Sale as requested by the Company.

     4.   Registration Rights.  Each of the Stockholders shall have the
          -------------------
registration rights specified in Exhibit B, which Exhibit is a part of this
                                 ---------
Agreement for all purposes hereunder.

     5.   Voting Agreements.  The parties hereto agree as follows with respect
          -----------------
to all of the voting of the Securities held by them:

          (a) Voting of Capital Stock.  Prior to a Qualified Public Offering,
              -----------------------
each Stockholder (other than a Management Stockholder or an Investor) agrees to vote all shares of Series B Preferred owned or controlled by them as designated by the holders of 75% of the issued and outstanding shares of Series A Preferred and Series C Preferred, voting together as a single class.

          (b) Board of Directors.  Each Stockholder hereby covenants and agrees
              ------------------
that, except as required by the Certificate, he or it shall take no action to change the number of members on the Board of Directors from eight (8).

          (c) Common Stockholder Nominees.  For so long as the Investors and the
              ---------------------------
Investors' Permitted Transferees own any shares of Series A Preferred, Series C Preferred or Common Stock of the Company, the Company agrees to nominate to, and the Stockholders and their Permitted Transferees agree to cause to be elected to, the Company's Board of Directors, the nominees designated by the holders of a majority of the issued and outstanding shares of Common Stock pursuant to that certain Agreement among the Company and the Investors of even date herewith (the "Director Agreement").
 ------------------

     6.   Preemptive Rights.
          -----------------

          (a) Grant of Right.  The Company hereby grants to the Investors the
              --------------
right of first refusal to purchase their Pro Rata Share of New Securities which the Company may, from time to time, propose to issue and sell.

          (b) Notice.  In the event the Company proposes to undertake an
              ------
issuance or sale of New Securities it shall give the Investors written notice of its intention, describing the amount and type of New Securities and the cash price and terms upon which the Company proposes to issue the same. Each Investor shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of such New Securities for the cash price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Subject to the previous sentence, the closing of the purchase of the New Securities to be issued and sold to an Investor shall occur at the same time as the closing of the sale of New Securities not elected or eligible to be purchased by the Investors shall occur.

          (c) Eligible Sales to Third Parties.  After giving the notice and
              -------------------------------
opportunity for the Investors to participate as required under Section 6(b) above, the Company shall have ninety (90) days thereafter to issue and sell the New Securities not elected nor eligible to be purchased by the Investors at the cash price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice under Section 6(b). In the event the Company has not sold such New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

          (d) Waiver of Preemptive Rights.  Notwithstanding anything in this
              ---------------------------
Article 6 to the contrary, SW II hereby waives its right of first refusal to purchase its Pro Rata Share of New Securities that represent the next $21 million in gross proceeds to the Company from the sale of New Securities after the date hereof. This Section 6(d) shall no longer apply when Gramercy shall have been offered the opportunity to purchase at least $15 million in New Securities that the Company proposes to issue and issues after the date hereof. After Gramercy shall have been offered the opportunity to purchase at least $15 million in New Securities that the Company proposes to issue and issues after the date hereof, regardless of whether Gramercy has elected to so purchase such New Securities all of its rights under this Section 6(d) shall terminate.

     7.   Put Provisions.
          --------------

          (a) Put.  Prior to initiation of a transaction which the Company
              ---
expects to result in a Qualified Public Offering (provided that the Company shall give written notice of its intent to initiate such a transaction at least thirty (30) days prior to such initiation), at any time and from time to time after the earlier of either (i) November 4, 2005 or (ii) the date upon which the holders of either (x) a majority of the outstanding shares of Series A Preferred (which must include BACC as long as it holds any Series A Preferred) or (y) a majority of the outstanding shares of Series C Preferred (which must include Gramercy as long as it holds any Series C Preferred) give the Company written notice that the Company has violated any material provision of the Series A Purchase Agreement (in the case of the Series A Preferred stockholders) or the Series C Purchase Agreement (in the case of the Series C Preferred stockholders), this Agreement, the Certificate or the Director Agreement, which violation or breach is not cured within thirty (30) days after delivery of such written notice, the Investors and the Stockholders holding Series B Preferred ("Series B Preferred Stockholders")
                                              -------------------------------
shall have the right thereafter to cause the Company to repurchase ("Put") their
                                                                     ---
respective Put Securities pursuant to the terms set forth herein. The Company agrees to give each other Investor and the Series B Preferred Stockholders notice of any event in clause (ii) above.

          (b) Put Date.  In the event an Investor or Series B Preferred
              --------
Stockholder wishes to exercise the right to Put its Put Securities, such Investor or Series B Preferred Stockholder shall notify the Company at least sixty (60) days prior to the effective Put Date of its intention to exercise the Put right and the effective Put Date, which Put must cover all of such Investor's or Series B Preferred Stockholder's Put Securities; provided,
                                                               --------
however, that if a "fair market value" determination made pursuant to Section
-------
7(c) below extends beyond the effective Put Date as specified in the notice above, then such effective Put Date shall be ten (10) days after such "fair market value" determination. The Company shall give all other Investors and Series B Preferred Stockholders notice of the Put Date and the opportunity to Put their Put Securities on such Put Date; provided that the Company shall not
                                           --------
be required to give such notice more than once during any 90-day period.

          (c) Put Price.  The purchase price per share (the "Put Price") of the
              ---------                                      ---------
Put Securities shall be the greater of (i) the "fair market value" (plus all accrued but unpaid dividends, whether declared or not declared, payable on the Put Securities) of each of such Put Securities or (ii) the then Conversion Price per Series A Preferred, Series B Preferred or Series C Preferred share, as applicable (as adjusted pursuant to the Certificate) (plus all accrued but unpaid dividends, whether declared or not declared, payable on the Put Securities calculated in the manner set forth in the Certificate). For purposes of this Section 7, the term "fair market value" shall mean the fair market value
                             -----------------
of such Put Securities on the Put Date, determined as follows:

               (I) By written agreement of the Company and the Majority
Investors;

               (II) If the Company and the Majority Investors fail to reach a written agreement within thirty (30) days after the notice given by the Investor(s) and the Series B Preferred Stockholders pursuant to Section 7(b) above, the Company and the Majority Investors shall together appoint an independent appraiser (which may be an investment banker) to determine the "fair market value" of the Put Securities, which shall be binding on the parties; or

               (III) If the Company and the Majority Investors are unable to agree upon the choice of an independent appraiser under (II) hereof within forty
(40) days after the notice given by the Investor(s) pursuant to Section 7(b), then the Company, on the one hand, and the Majority Investors, on the other hand, shall each appoint, within ten (10) days following the expiration of such 40-day period, an independent appraiser, and the two appraisers together shall determine the "fair market value." If only one appraiser is appointed during the 10-day period referred to above, then such appraiser shall alone determine the "fair market value," which determination shall be binding on the Company and all Stockholders. If both appraisers are appointed within such 10-day period, and within thirty (30) days after the appointment of the second of the two appraisers, they cannot agree on the "fair market value" of the Put Securities, then each appraiser shall prepare a separate appraisal report of the fair market value ("FMV") of
        ---
the Company and the "fair market value" of the Put Securities within sixty (60) days after the appointment of the second of the two appraisers, and if the lower of the two FMVs of the Company is equal to at least 85% of the higher FMV of the Company, then the "fair market value" of the Put Securities shall be the average of the "fair market value" of the Put Securities as determined by the two appraisers. If only one of the appraisers submits an appraisal report on or before such 60th day, then the "fair market value" of the Put Securities shall be the "fair market value" of the Put Securities as determined by such report; or

          (IV) If neither of the appraisers submits an appraisal report on or before such 60th day, or if both appraisers submit an appraisal report but the averaging requirements set forth in (III) above are not met, then the two appraisers shall promptly appoint a third appraiser who shall determine the "fair market value" of the Put Securities. If the two appraisers fail to appoint a third appraiser as required hereunder, either party shall have the right to submit the determination to arbitration under the rules and procedures of the American Arbitration Association.

          (V) The appraisers and arbitrators shall have access to all books and records of the Company and shall have the right to examine all of its accounts, books and assets of the Company and do all things fully and completely to enable them to arrive at the FMV of the Company and the "fair market value" of the Put Securities. The cost of any appraisal proceedings shall be paid one-half ( 1/2) by the Company and one-half ( 1/2) by the Investor(s) and the Series B Preferred Stockholders exercising the Put.

          (VI) An appraiser making an appraisal pursuant to this Agreement shall assume: (x) no discounts for minority interests; (y) that the restrictions on Transfer specified in this Agreement, any applicable securityholder agreement and/or any applicable federal or state securities law restrictions on Transfer are not applicable to such Put Securities; and (z) that no restricted stock discount or publicly traded stock premium is applicable to such Put Securities. All appraisers appointed shall be experienced and knowledgeable in the industry or industries in which the Company does business.

          (VII) The "fair market value" determination pursuant to clause (c) hereof, shall be binding on the Company and all Stockholders for purposes of this Section 7.

          (d) Continuing Obligation.  If the Company is unable to purchase all
              ---------------------
Put Securities required to be purchased on a Put Date due to state law restrictions, Put Securities shall be repurchased (on a pro rata basis from the holders of the Put Securities based upon the relative "fair market values" of the aggregate number of Put Securities to be purchased) from time to time, to the extent the Company is legally permitted to do so, and the Put obligations of the Company under this Section 7 will be a continuing obligation until the Company's repurchase of all such Put Securities. Dividends shall continue to accrue on any Put Securities that have not been repurchased by the Company.

          (e) Procedures at Closing(s). On each Put Date (including any
              ------------------------
subsequent purchase closing date if multiple purchases result from the application of Section 7(d)) the Put closing shall occur at the Company's principal office. At the Put closing, to the extent applicable, each Investor and Series B Preferred Stockholder exercising the Put shall deliver the Put Securities being sold, duly endorsed in blank, accompanied by such supporting documents as may be necessary to pass to the Company good title to the Put Securities, free and clear of all liens or other encumbrances (other than restrictions under applicable securities laws, this Agreement and/or any securityholder agreement). In consideration therefor, the Company shall deliver to such Investor and Series B Preferred Stockholder, at the Company's option,
(i) immediately available funds equal to the aggregate Put Price, based upon the number of Put Securities being sold by each Investor and Series B Preferred Stockholder or (ii) a full recourse promissory note or notes evidencing the aggregate Put Price (the "Put Notes") for the Put Securities being sold by each
                          ---------
Investor and Series B Preferred Stockholder, provided that the Company must elect the same payment method for each participating Investor and Series B Preferred Stockholder. Each Put Note shall be secured by a pledge from the Company of the Put Securities for which the Put Note is executed, and the Company hereby agrees to take all actions and execute all documents (in form reasonably satisfactory to the Investors) necessary or appropriate to properly and fully secure each Put Note with the Put Securities Transferred in exchange therefor. In addition, each Put Note shall be in form reasonably satisfactory to such Investor and Series B Preferred Stockholder and shall in any case, unless otherwise agreed to by the Company and the Majority Investors (I) have a term of three (3) years, (II) provide for repayment of the aggregate Put Price at a rate no less than one-third per year, with principal and interest payable in equal quarterly installments, (III) provide that the unpaid balance of the Put Note shall accrue interest at the rate of 8% per annum, compounded on a quarterly basis, from the date of issuance until full payment of the aggregate Put Price is made, and (IV) provide that all amounts due under such Put Note may be accelerated and declared immediately payable upon a default in any payment by the Company under such Put Note, which is not cured within ninety (90) days, upon the first such default, and sixty (60) days upon any subsequent default.

          (f) Right to Withdraw Put.  At any time prior to the effective Put
              ---------------------
Date specified in the notice given pursuant to Section 7(b) any such Investor or Series B Preferred Stockholder may withdraw the Put, without impairing its right to exercise its rights pursuant to this Section 7 at a later date. Any costs for appraisals shall be paid by the parties as contemplated by Section 7(c)(V).

     8.   Permitted Transferees.  Each Stockholder may Transfer any Securities
          ---------------------
free of the provisions of Sections 2 and 3 of this Agreement to a Permitted Transferee provided that such Permitted Transferee has entered into an Assumption Agreement, in the form attached hereto as Exhibit A, whereby such
                                                     ---------
person has agreed to be bound by this Agreement in the same manner applicable to such Permitted Transferee's transferor.

     9.   Changes in Stock.  If, from time to time during the term of this
          ----------------
Agreement:

          (a) There is a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

          (b) There is any consolidation, merger, recapitalization or other business combination immediately following which stockholders of the Company hold more than 50% of the voting equity securities of the surviving corporation, then, in such event, any and all new, substituted or additional securities or other property to which any Stockholder is entitled by reason of his ownership of the Securities shall be immediately subject to the provisions of this Agreement and be included in the word "Securities" for all purposes of this Agreement with the same force and effect as the Securities presently subject to this Agreement and with respect to which such securities or property were distributed.

     10.  Legends.  All certificates of the Stockholders representing any
          -------
Securities subject to the provisions of this Agreement shall have endorsed thereon a legend to substantially the following effect:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, DATED AS OF OCTOBER __, 1999, RESTRICTING THE TRANSFER, PLEDGE AND ENCUMBRANCE OF SHARES. ANY TRANSFER OR ACQUISITION IN VIOLATION OF THAT AGREEMENT IS NULL AND VOID. THE COMPANY WILL FURNISH ANY OF ITS STOCKHOLDERS A COPY OF THE AGREEMENT UPON REQUEST AND WITHOUT CHARGE."

     11.  Transfer of Stock.  The Company shall not: (a) permit any Transfer on
          -----------------
its books of any Securities which shall have been sold or Transferred in violation of any of the provisions set forth in this Agreement or (b) treat as an owner of such Securities or accord the right to vote as an owner or to pay dividends to any transferee to whom such Securities shall have been sold, Transferred, pledged or hypothecated in violation of any of the provisions set forth in this Agreement.

     12.  Termination.  Sections 2, 3, 5, 6 and 7 of this Agreement shall
          -----------
terminate upon the earliest to occur of:

          (a) An agreement in writing by the Company, Management Stockholders holding greater than fifty percent (50%) of the Securities then held by such Management Stockholders (counted on an as-converted basis and which Management Stockholders must include D. Gregory Smith), Other Stockholders holding greater than fifty percent (50%) of the Securities then held by the Other Stockholders (counted on an as-converted basis), and the Majority Investors;

          (b) The consummation of a Qualified Public Offering; or

          (c) The consolidation, merger, recapitalization or other business combination (but only with respect to a consolidation, merger, recapitalization or other business combination pursuant to which stockholders of the Company (determined prior to such transaction) hold less than 50% of the voting equity of the surviving corporation) or sale of all or substantially all of the assets of the Company, in each case approved pursuant to Article 8 of the Certificate.

     13.  Transfer of Rights.  The rights set forth in this Agreement (other
          ------------------
than the rights set forth in Section 7) (the "Rights") are assignable or
                                              ------
transferable by each Stockholder to any party in connection with the sale of such Securities to such party pursuant to the terms of this Agreement, so long as the sale of such Securities otherwise complies with the terms of this Agreement and the Transferee has entered into an Assumption Agreement, in the form attached hereto as Exhibit A, whereby such person agrees to be bound by the
                        ---------
terms of this Agreement to the same extent as such Transferee's Transferor.

     14.  Amendments; Waivers.
          -------------------

          (a) Any provision of this Agreement may be amended only with the written consent of the Company, Management Stockholders holding greater than fifty percent (50%) of the Securities then held by such Management Stockholders (counted on an as-converted basis and which Management Stockholders must include
D. Gregory Smith), Other Stockholders holding greater than fifty percent (50%) of the Securities then held by the Other Stockholders (counted on an as-converted basis), and the Majority Investors. Any amendment effected in accordance with this Section 14 shall be binding upon each Stockholder, each Permitted Transferee and the Company.

          (b) Any provision of this Agreement may be waived (either generally or in a particular instance) only with the written consent of the party against whom such waiver is sought to be enforced. No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

     15.  Governing Law.  This Agreement and the legal relations between the
          -------------
parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

     16.  Entire Agreement.  This Agreement, the Series A Purchase Agreement,
          ----------------
the Series C Purchase Agreement, including all exhibits, schedules and attachments thereto, the Certificate and all other agreements executed in connection therewith, constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein and therein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     17.  Notices, Etc.  Except as otherwise specifically provided herein, all
          ------------
notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) upon confirmation of receipt or delivery, if made by fax, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, in each case if addressed (a) if to any Investors, at the applicable Investor's address as set forth on the signature page hereto, or at such other address as such Investor shall have furnished to the Company in writing in accordance with this Section 17; (b) if to any other holder of the Series A Preferred, the Series B Preferred, the Series C Preferred and the Common Stock issued upon conversion thereof to whom the Rights have been Transferred in accordance with Section 17 hereof, at such address as such holder shall have furnished the Company in writing in accordance with this Section 17, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company; (c) if to a Management Stockholder, at such address as such Management Stockholder shall have last furnished the Company and the Stockholders in writing; (d) if to any Other Stockholder, at such address as such Other Stockholder shall have last furnished the Company and the Stockholders in writing; or (e) if to the Company, at its principal office.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     19.  Specific Performance.  The Company and the Stockholders agree that the
          --------------------
rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys' fees, in connection with any such action.

     20.  Severability.  If any provision of this Agreement or the application
          ------------
of any such provision is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect. The parties shall, to the extent lawful and practicable, use their reasonable good faith efforts to enter into arrangements to reinstate the intended benefits, net of the intended burdens, of any such provision held invalid, illegal or unenforceable. In the event that any provision of this Agreement shall be finally determined by a court of competent jurisdiction to be unenforceable such court shall have jurisdiction to reform this Agreement so that it is enforceable to the maximum extent permitted by applicable law and the parties shall abide by such court's determination. If such provision cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

     21.  Corporate Opportunities.
          -----------------------

          (a) The Stockholders and the Company recognize that the Investors, their Affiliates and the directors elected or appointed to the Board of Directors of the Company by the Investors (i) have participated, directly or indirectly, and will continue to participate in venture capital and other direct investments in corporations, partnerships, joint ventures, limited liability companies and other entities and other similar transactions, (ii) may have interests in, participate with, aid and maintain seats on the board of directors of other such entities and (iii) may develop opportunities for such entities. Specifically, such directors may be directors or employees of a management company for the Investors, directors or employees of the Investors or their Affiliates, or directors or advisors of entities in which the Investors or their Affiliates have invested or may invest (collectively, the "Positions"). In such Positions, such directors elected or
                    ---------
appointed by the Investors may encounter business opportunities that the Company or its Stockholders may desire to pursue. The Stockholders and the Company recognize that such opportunities may include, but shall not be limited to, identifying, pursuing and investing in entities, engaging investment banking firms or other underwriters for access to public and private securities markets, and obtaining investment funds from institutional and private investors or others.

          (b) Therefore, the Stockholders and the Company agree that the Investors and the directors elected or appointed by the Investors shall have no obligation to the Company, the Stockholders or to any other person or entity to present any such business opportunity to the Company before presenting and allowing time to develop such opportunity to any other entities other than such opportunities presented to him or her solely in, and as a direct result of, his or her capacity as a director of the Company; provided, that the preceding shall
                                              --------
in no way allow a natural person or director to usurp a corporate opportunity solely for his or her personal benefit without first presenting and allowing time to develop such opportunity to the entities set forth above. Notwithstanding the preceding sentence, if an opportunity is separately presented to and developed by any such other entity, including the Investors, such entity shall be free to pursue such opportunity even if it came to the director's attention solely as a result of and in his or her capacity as a director of the Company.

          (c) The Stockholders and the Company acknowledge that, in any such case, to the extent a court might hold that the conduct of such activity is a breach of a duty to the Company, the Stockholders and the Company hereby waive any and all claims and causes of action that the Stockholders or the Company may have for such activities. The Stockholders and the Company further agree that the waivers and agreements in this Agreement identify certain types and categories of activities which do not violate the director's duty of loyalty to the Company, and such types and categories are not manifestly unreasonable. The waivers and agreements in this Agreement apply equally to activities conducted in the future and that have been conducted in the past.

     22.  Jurisdiction; Consent to Service of Process.  (a)  Each party hereby
          -------------------------------------------
irrevocably and unconditionally agrees to submit, for itself and its property, to the jurisdiction of the New York state court located in the Borough of Manhattan, City of New York or the United States District for the Southern District of New York (as applicable, a "New York Court"), and any appellate
                                        --------------
court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court.

     (b) No party may move to (i) transfer any such suit, action or proceeding from the New York Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the New York Court with a suit, action or proceeding in another jurisdiction, or
(iii) dismiss any such suit, action or proceeding brought in the New York Court for the purpose of bringing the same in another jurisdiction.

     (c) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court,
(ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party.

     (d) Each party irrevocably consents to service of process in any manner permitted by law.

     23.  Waiver by Series A Stockholders.  By their execution hereof, the
          -------------------------------
Series A Stockholders hereby waive the provision of Section 4.1 of Stock Purchase Agreement, dated November 4, 1998 relating to the delivery of consolidated financial statements for the fiscal year ended December 31, 1998. The Company acknowledges and agree to deliver such audited consolidated financial statements no later than October 31, 1999.

     24.  Consents.  The Company hereby confirms that its has obtained all of
          --------
the consents necessary to amend and restate the Stockholders' Agreement, dated November 4, 1998, by and among the Company, the Management Stockholders, the Investors and the Other Stockholders (each as defined in such Stockholders' Agreement), in accordance with the terms of such Stockholders' Agreement, including, without limitation, its terms regarding amendments.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                              Z-TEL TECHNOLOGIES, INC.


                              By:
                                  ----------------------------------------
                                  Name:
                                  Title:


                              INVESTORS:

                              GRAMERCY Z-TEL LLC

                              By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                              Notice Address:
                                              ----------------------------

                              --------------------------------------------

                              --------------------------------------------

                              Attention:
                                         ---------------------------------
                              Fax No.:
                                         ---------------------------------


                              BA CAPITAL COMPANY, L.P.

                              By: BA SBIC Management, LLC
                                  Its General Partner

                              By: BA Equity Management, L.P.,
                                  Its Sole Member

                              By: BA Equity Management GP, LLC
                                  Its General Partner


                              By:
                                  ----------------------------------------
                                  Douglas C. Williamson
                                  Member

                              Notice Address:
                                              ----------------------------

                              --------------------------------------------

                              --------------------------------------------

                              Attention:
                                         ---------------------------------
                              Fax No.:
                                         ---------------------------------

                              SEWANEE PARTNERS II, L.P.

                              By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                              Notice Address:
                                              ----------------------------

                              --------------------------------------------

                              --------------------------------------------

                              Attention:
                                         ---------------------------------
                              Fax No.:
                                         ---------------------------------


                              MANAGEMENT STOCKHOLDERS:



                              --------------------------------------------
                              D. Gregory Smith



                              --------------------------------------------
                              James A. Kitchen



                              --------------------------------------------
                              Charles W. McDonough



                              --------------------------------------------
                              J. Bryan Bunting


                              SERIES B PREFERRED STOCKHOLDERS:



                              --------------------------------------------
                              Abdoney Enterprises, Ltd.



                              --------------------------------------------
                              Allerton, Richard, Jr.



                              --------------------------------------------
                              Armes, Paul W.

                              --------------------------------------------
                              Barden, James C., Jr.



                              --------------------------------------------
                              Barker, Jacob J.



                              --------------------------------------------
                              Bayer, Christoph



                              --------------------------------------------
                              Bentley, Larry A.



                              --------------------------------------------
                              Biddinger, Clay M.



                              --------------------------------------------
                              Brenner, Henry L., Jr.



                              --------------------------------------------
                              Chapoton, John E., Jr.



                              --------------------------------------------
                              Collens, Jonathan L., Sr.



                              --------------------------------------------
                              Collins, LeRoy



                              --------------------------------------------
                              Cowden, Michael



                              --------------------------------------------
                              Duggan, Malcolm R., Jr.



                              --------------------------------------------
                              Elcan, Patricia Frist

                              --------------------------------------------
                              Fisher, Robert L. and Elizabeth M.



                              --------------------------------------------
                              Fowler, Troy



                              --------------------------------------------
                              Frey, Louis, Jr. et al



                              --------------------------------------------
                              Frey, Louis, Jr., retirement account



                              --------------------------------------------
                              Garner, Mary Ann MacKay



                              --------------------------------------------
                              Hall, William Hamilton



                              --------------------------------------------
                              Hill, Herbert L.



                              --------------------------------------------
                              Hyman, Charles D.



                              --------------------------------------------
                              Johnson, Mark



                              --------------------------------------------
                              Kaylor, B. N. and Donna J.



                              --------------------------------------------
                              Kelly, Stephen B.



                              --------------------------------------------
                              Kreher, Eric and Catherine Ziegler

                              --------------------------------------------
                              Landsberg, Mortimer Z.



                              --------------------------------------------
                              Larizaden, Mahmoud



                              --------------------------------------------
                              MacKay, Alfred F.



                              --------------------------------------------
                              MacKay, K. H. (Buddy), Jr.



                              --------------------------------------------
                              MacKay, David L.



                              --------------------------------------------
                              MacKay, David R.



                              --------------------------------------------
                              MacKay, Douglas K.



                              --------------------------------------------
                              MacKay, George A.



                              --------------------------------------------
                              MacKay, George L.



                              --------------------------------------------
                              MacKay, Ken



                              --------------------------------------------
                              Mincey, Charles F. and Marie



                              --------------------------------------------
                              Morris, Michael



                              --------------------------------------------
                              O'Neill, Bernard C., Jr.

                              --------------------------------------------
                              Ortale, Buddy



                              --------------------------------------------
                              Patrick, Thomas W.



                              --------------------------------------------
                              Perrone, Carolyn



                              --------------------------------------------
                              Pinckney, Charles M.



                              --------------------------------------------
                              Reese, Gilbert H.



                              --------------------------------------------
                              Seidenberg, David G.



                              --------------------------------------------
                              Shaw, Frederick W.



                              --------------------------------------------
                              Stefanelli, Robert L., Jr.



                              --------------------------------------------
                              Stevens, Robert ("Randy") and Sara



                              --------------------------------------------
                              Taylor, Alexander



                              --------------------------------------------
                              Tolan, Martin



                              --------------------------------------------
                              Turner, William A.

                              --------------------------------------------
                              Viator, Ward J.



                              --------------------------------------------
                              Williams, Joe



                              --------------------------------------------
                              Allerton, Jr., Richard



                              --------------------------------------------
                              Ammerman, Michael



                              --------------------------------------------
                              Angell, Chad E.



                              --------------------------------------------
                              Aurell, John K.



                              --------------------------------------------
                              Barker, Jacob J.



                              --------------------------------------------
                              Bell, Timothy C.



                              --------------------------------------------
                              Binkley, Joe



                              --------------------------------------------
                              Oakwest Corporation



                              --------------------------------------------
                              Blackmore, Jason R



                              --------------------------------------------
                              Bolen, Bob

                              --------------------------------------------
                              Brenner, Jr., Henry L.



                              --------------------------------------------
                              Byrne, Richard J.



                              --------------------------------------------
                              Thomas W. Cardy Family Trust



                              --------------------------------------------
                              Carubba, Sam and Mary



                              --------------------------------------------
                              Cipolla, Anthony J. and Merry Jo



                              --------------------------------------------
                              Jonathan L. Collens, Sr.



                              --------------------------------------------
                              Collins, Jr., LeRoy



                              --------------------------------------------
                              Conner, Mungo



                              --------------------------------------------
                              Cordell, Ian



                              --------------------------------------------
                              Daniel, Douglas W.



                              --------------------------------------------
                              DeBarba, Edmund



                              --------------------------------------------
                              Denittis, Leonard A.

                              --------------------------------------------
                              Edwards, Christi A. S.



                              --------------------------------------------
                              Enoch, Jr., Paul



                              --------------------------------------------
                              Ethridge, George W. & Lisa O.



                              --------------------------------------------
                              Freishtat, Gregg



                              --------------------------------------------
                              Frey, Louis



                              --------------------------------------------
                              Hesse, Bob



                              --------------------------------------------
                              Gahan, Bill



                              --------------------------------------------
                              Gahan, Thomas J.



                              --------------------------------------------
                              Garber, Dennis C. & Linda S.



                              --------------------------------------------
                              Garvey, James P.



                              --------------------------------------------
                              Gay, Forest S. III and Mary Carolyn, Joint
                              Tenants with rights of survivorship



                              --------------------------------------------
                              Gay, Mary Priscilla

                              --------------------------------------------
                              GEA Fund LLP



                              --------------------------------------------
                              Gerdsen, James & Cynthia Clegg



                              --------------------------------------------
                              Hogan, Lawrence J.



                              --------------------------------------------
                              Houser, Charles



                              --------------------------------------------
                              Kent, Christopher



                              --------------------------------------------
                              Koenig, Robert



                              --------------------------------------------
                              Linch, David E.



                              --------------------------------------------
                              Lykes, Diane C.



                              --------------------------------------------
                              Martin, Jr., Charlie N.



                              --------------------------------------------
                              McKell, Mark D.



                              --------------------------------------------
                              McKinney, Larry



                              --------------------------------------------
                              Misthopoulos, Noel

                              --------------------------------------------
                              Moore, Robert O.



                              --------------------------------------------
                              Nadeau, Michael D.



                              --------------------------------------------
                              Northrop, George



                              --------------------------------------------
                              Oken, Glen



                              --------------------------------------------
                              Ortale, William P.



                              --------------------------------------------
                              Ortale, Buddy



                              --------------------------------------------
                              Perrone, Gregory



                              --------------------------------------------
                              Pinckney, Charles M.



                              --------------------------------------------
                              Renchan, Steven J.



                              --------------------------------------------
                              Roberts, Rich



                              --------------------------------------------
                              Stevenson, Nick



                              --------------------------------------------
                              Todd, Jr., James A.

                              --------------------------------------------
                              Valdes, Sarah Ann



                              --------------------------------------------
                              Viator, Ward



                              --------------------------------------------
                              Viator, Mary



                              --------------------------------------------
                              Waugh, Alexander



                              --------------------------------------------
                              Wegner, William



                              --------------------------------------------
                              ABI Companies, Inc.



                              --------------------------------------------
                              Liberty Ventures LLC



                              --------------------------------------------
                              Dewey Mills, Inc.



                              --------------------------------------------
                              Dominion Financial Group International LDC



                              --------------------------------------------
                              ZT Partners, Ltd.



                              --------------------------------------------
                              Fulmead Ventures Limited



                              --------------------------------------------
                              Stevens Revocable Trust

                              --------------------------------------------
                              Stevens Revocable Trust



                              --------------------------------------------
                              Reed Family Partnership



                              --------------------------------------------
                              Troy Prop Group LLC



                              --------------------------------------------
                              Alexandra R. Taylor Revocable Trust



                              --------------------------------------------
                              CS First Boston



                              --------------------------------------------
                              Harbour Town Investments Z-414, LLC